Purchasing Contract

Party A: (Supplier) Heilongjiang Jianye New Energy Clean Fuel Marketing Co., Ltd

Party B: (Receiver) Maoming Gangan Petrochemical Co., Ltd

 With the principle of equity and honesy, the two parties entered into the contract according to the contract law of People’s Republic of China and ralevant terms.

I.

Name of the product and plant, quantity, amount, delivery time (Note: Payment will be settled by the actual delivery amount):

Name of the product	Specification	Quantity	Price (RMB)	Delivery Add	Total amount	Delivery time
Vehicle Ethanol Fuel	93#	2800	6400	Receiver’s Shuidong Oil Depot	17920000	Before Oct 30, 2009
Total amount in writing		Seventeen Million Nine Hundred and Twenty Thousand (The price are all before the tax)				17920000
II.

Delivery time and address: Receiver’s Shuidong Oil Depot.

III.

Means of Transportation: Receiver’s duty

IV.

Quality of the goods: According to the national standards

V.

Receipt: Supplier will issue the receipt to the receiver within a month after supplier got the payment.

VI.

Package: In bulk

VII.

Inspection standard and inspection method: Inspect based on the national standards.

VIII.

Payment: Within 3 days after receive the goods

IX.

term of validity: From Oct 5 2009 to Oct 30

X.

Breach and dispute settlement: after the contract entered into effect, any party should not cancel or change the contract on the own will. If any dispute exists, should be negociated first, and then be suited to court according to the contract law.

XI.

Others: Two copies of the contract, either party holds one. The contract will come into effect after sealed. The copy version will have the same legal effect.

Supplier: Heilongjiang Jianye New Energy Clean Fuel Marketing Co., Ltd

Seal:

Representative:

Address: No. 68, Hegu Sreet, Daoli District, Harbin

Tel: 0451-82658227

Bank:

Account No.:

Postal Code:

Receiver: Maoming Gangan Petrochemical Co., Ltd

Seal:

Representative:

Address: Fl 7, No. 8, Wenguanger Street, Guanghua South Road, Maoming

Tel: 0668-2830858

Bank: Guangdong Development Bank Maoming Branch Zhaoyang subbranch

Account No.:124202518010000793

Postal Code:525000

It was signed on Oct 5, 2009 in Maoming